                                                                 Exhibit (14)(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors of Medallion Financial Corp.:


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our report, dated February 25, 1998, included in Medallion Financial Corp.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this Registration Statement.


                                                             ARTHUR ANDERSEN LLP


Boston, Massachusetts
May 27, 1998